UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
SEPTEMBER 22, 2006
Date of Report (Date of earliest event reported)
DIRECTED ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	000-51664	65-0964171

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1 VIPER WAY
VISTA, CALIFORNIA
92081
(Address of Principal Executive Offices) (Zip Code)
(760) 598-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.26
EX-23.1
EX-99.1
Ex-99.2

Item 1.01.	Entry into a Material Definitive Agreement.
                    As described in Item 2.03 below, on September 22, 2006, we entered into an amendment to our senior credit facility. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
                    On September 22, 2006, we completed our previously announced acquisition of all of the outstanding capital stock of Polk Holding Corp., or Polk, a Maryland corporation, which is a leading provider of high performance home and mobile audio equipment, pursuant to a stock purchase agreement with Polk and its stockholders. As previously disclosed, the purchase price under the stock purchase agreement was $136,250,000 in cash. A portion of the purchase price will be held in escrow for one year as security for indemnification obligations as specified in the stock purchase agreement.
                    The foregoing description of the Polk acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the stock purchase agreement, which is filed as Exhibit 10.25 to our Current Report on Form 8-K filed on August 22, 2006 and is incorporated by reference into this Item 2.01. On September 25, 2006, we issued a press release announcing the completion of the acquisition of Polk, which is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
                    In connection with the acquisition of Polk described in Item 2.01, on September 22, 2006, we entered into an amendment agreement, by and among us, our wholly owned subsidiaries, DEI Sales, Inc., as Borrower, DEI Headquarters, Inc., DEI International, Inc., Polk Holding Corp., Polk Audio, Inc., Britannia Investment Corporation, Canadian Imperial Bank of Commerce, acting through its New York Agency as Administrative Agent, Wachovia Bank, National Association, as the administrative agent under our original credit agreement, and the other Lenders named therein, amending our senior credit agreement pursuant to an amended and restated credit agreement attached as an exhibit to the amendment agreement. We, and all of our domestic wholly owned subsidiaries, are guarantors under the amended and restated credit agreement.
                    The amended and restated credit agreement provides for a senior term loan facility in an aggregate principal amount equal to $306.8 million, referred to as the Term Loan, plus a revolving loan facility in a maximum principal amount of $100.0 million, referred to as the Revolving Loan. The Term Loan and Revolving Loan will both mature on September 22, 2011.
                    The Term Loan and Revolving Loan will bear interest at either (i) LIBOR plus a certain margin or (ii) the higher of the federal funds effective rate, plus 1/2 of 1%, and the prime rate established by the Administrative Agent as its base rate from time to time, in each case plus a certain margin. The federal funds effective rate is the weighted average of rates on overnight federal funds transactions between members of the Federal Reserve System published by the Federal Reserve Bank.
                    Pursuant to the amended and restated credit agreement, an incremental loan facility is available to us in an aggregate amount up to $75.0 million, provided that (i) no default or event of default shall have occurred and be continuing, and (ii) we are in compliance with all covenants contained in the amended and restated credit agreement.
                    The proceeds of the Term Loan will be used to refinance our original credit agreement and to finance the acquisition of Polk, and to pay fees and expenses in connection therewith. The Revolving Loan and incremental loan facility may be used for working capital requirements, general corporate purposes and acquisitions permitted under the amended and restated credit agreement.
                    Upon the occurrence of certain events of default, including payment defaults to lenders under the amended and restated credit agreement, covenant defaults, and other customary defaults, our obligations under the amended and restated credit agreement may be accelerated. We have the right to repay loans under the amended and restated credit agreement in whole or in part at any time without premium or penalty.
                   This description of the amended and restated credit agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated credit agreement, a copy of which is attached hereto as Exhibit 10.26 and is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
                   The Balance Sheets as of March 26, 2006 and March 27, 2005, and Statements of Earnings and Comprehensive Income, Statements of Stockholders’ Equity, and Statements of Cash Flows for the years ended March 26, 2006, March 27, 2005, and March 28, 2004 of Polk required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and incorporated herein by reference. A manually signed accountant’s report is provided therewith pursuant to Rule 2-02 of Regulation S-X.
                   The Balance Sheets as of June 30, 2006 and 2005, and Statements of Earnings and Comprehensive Income and Statements of Cash Flows for the three months ended June 30, 2006 and 2005 of Polk required by this Item 9.01(a) shall be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date this Form 8-K was required to be filed.
(b)	Pro Forma Financial Information.
                   The unaudited pro forma financial information required by this Item 9.01(b) pursuant to Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date this Form 8-K was required to be filed.
(c)	Shell Company Transactions.

Not applicable.
(d)	Exhibits.

Exhibit Number

10.26	Amended and Restated Credit Agreement, dated as of September 22, 2006, by and among DEI Sales, Inc., Canadian Imperial Bank of Commerce, acting through its New York Agency as Administrative Agent, and the other Lenders named therein

23.1	Consent of KPMG LLP, independent registered public accountants

99.1	Press release from Directed Electronics, Inc., dated September 25, 2006, entitled “Directed Electronics Announces the Completion of its Acquisition of Polk Audio and Related Financing”

99.2	Financial Statements of Business Acquired
(i)	Report of Independent Registered Public Accounting Firm

(ii)	Balance Sheets as of March 26, 2006 and March 27, 2005, and Statements of Earnings and Comprehensive Income, Statements of Stockholders’ Equity, and Statements of Cash Flows for the years ended March 26, 2006, March 27, 2005, and March 28, 2004

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTED ELECTRONICS, INC.

Date: September 25, 2006	By:	/s/ John D. Morberg John D. Morberg
Vice President — Finance, Chief Financial
Officer, and Treasurer

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EXHIBIT INDEX
10.26	Amended and Restated Credit Agreement, dated as of September 22, 2006, by and among DEI Sales, Inc., Canadian Imperial Bank of Commerce, acting through its New York Agency as Administrative Agent, and the other Lenders named therein

23.1	Consent of KPMG LLP, independent registered public accountants

99.1	Press release from Directed Electronics, Inc., dated September 25, 2006, entitled “Directed Electronics Announces the Completion of its Acquisition of Polk Audio and Related Financing”

99.2	Financial Statements of Business Acquired
(i)	Report of Independent Registered Public Accounting Firm

(ii)	Balance Sheets as of March 26, 2006 and March 27, 2005, and Statements of Earnings and Comprehensive Income, Statements of Stockholders’ Equity, and Statements of Cash Flows for the years ended March 26, 2006, March 27, 2005, and March 28, 2004

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